Exhibit 24
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow and David M. Coffey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 2007, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 22nd day of February, 2008.

Signature	Position(s) with The Progressive Corporation

/s/ Peter B. Lewis Peter B. Lewis	Director and Chairman of the Board

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow and David M. Coffey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 2007, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 22nd day of February, 2008.

Signature	Position(s) with The Progressive Corporation

/s/ Glenn M. Renwick Glenn M. Renwick	Director, President and Chief Executive Officer

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow and David M. Coffey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 2007, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 18th day of February, 2008.

Signature	Position(s) with The Progressive Corporation

/s/ Brian C. Domeck Brian C. Domeck	Vice President and Chief Financial Officer

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow and David M. Coffey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 2007, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 22nd day of February, 2008.

Signature	Position(s) with The Progressive Corporation

/s/ Jeffrey W. Basch Jeffrey W. Basch	Vice President and Chief Accounting Officer

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow and David M. Coffey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 2007, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 22nd day of February, 2008.

Signature	Position(s) with The Progressive Corporation

/s/ Charles A. Davis Charles A. Davis	Director

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow and David M. Coffey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 2007, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 15th day of February, 2008.

Signature	Position(s) with The Progressive Corporation

/s/ Stephen R. Hardis Stephen R. Hardis	Director

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow and David M. Coffey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 2007, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 18th day of February, 2008.

Signature	Position(s) with The Progressive Corporation

/s/ Bernadine P. Healy, M.D. Bernadine P. Healy, M.D.	Director

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow and David M. Coffey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 2007, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 22nd day of February, 2008.

Signature	Position(s) with The Progressive Corporation

/s/ Jeffrey D. Kelly Jeffrey D. Kelly	Director

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow and David M. Coffey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 2007, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 18th day of February, 2008.

Signature	Position(s) with The Progressive Corporation

/s/ Abby F. Kohnstamm Abby F. Kohnstamm	Director

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow and David M. Coffey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 2007, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 22nd day of February, 2008.

Signature	Position(s) with The Progressive Corporation

/s/ Norman S. Matthews Norman S. Matthews	Director

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow and David M. Coffey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 2007, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 22nd day of February, 2008.

Signature	Position(s) with The Progressive Corporation

/s/ Patrick H. Nettles, Ph.D. Patrick H. Nettles, Ph.D.	Director

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow and David M. Coffey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 2007, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 21st day of February, 2008.

Signature	Position(s) with The Progressive Corporation

/s/ Donald B. Shackelford Donald B. Shackelford	Director

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow and David M. Coffey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 2007, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 19th day of February, 2008.

Signature	Position(s) with The Progressive Corporation

/s/ Bradley T. Sheares, Ph.D. Bradley T. Sheares, Ph.D.	Director